Exhibit 23(c)(i)


                     OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                     Class A Share Certificate (8-1/2" x 12-5/8")


I.    FRONT OF CERTIFICATE (All text and other matter lies within
                           7-1/4" x 11-1/4" decorative border)

                        (upper left)      box with heading: NUMBER

                        (upper right)     box with heading: CLASS A SHARES;
                        (centered
                        below boxes)      Oppenheimer  Global  Growth & Income
Fund
                                    A MASSACHUSETTS BUSINESS TRUST


      (at left)   THIS IS TO CERTIFY THAT (at right) SEE REVERSE FOR
                                                               CERTAIN
DEFINITIONS

                                                box with number
                                                            CUSIP 683943104
      (at left)       is the owner of

      (centered)  FULLY PAID CLASS A SHARES OF
                        BENEFICIAL INTEREST OF

                        OPPENHEIMER     GLOBAL     GROWTH     &     INCOME
FUND
                  (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left                                              (at right
of seal)                                              of seal)
(signature)                                     (signature)

/s/ Brian W. Wixted                                   /s/ Bridget A. Macaskill
-----------------------                         -------------------
TREASURER                                             PRESIDENT

                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                     OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                      SEAL
                                      1990
                          COMMONWEALTH OF MASSACHUSETTS



(at lower right, printed
 vertically)                              Countersigned
                                          OPPENHEIMER SHAREHOLDER SERVICES
                                          (A  DIVISION  OF   OPPENHEIMERFUNDS,
INC.
                                          Denver (CO) Transfer Agent

                                          By ____________________________
                                                Authorized Signature

(at lower left corner, outside
ornamental border)
000-000000 (certificate number)

II.   BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
      as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)
(Minor)

UNDER UGMA/GMA ________________
                    State


Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

For  Value  Received   ...................   hereby  sell(s),   assign(s)  and
transfer(s) unto

_______________________________________________________________________(Please
print or type name and address of assignee)

------------------------------------------------------

________________________________________________ Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    Guaranteed  Name of Guarantor

                                    By: _____________________________
                                          Signature of Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must vertically to right            correspond  with the  name(s)  as  written
upon the of above paragraph)        face   of   the   certificate   in   every
particular                          without  alteration or  enlargement or any
change                              whatever.

(text printed in        Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current signature (s)               prospectus of the Fund.




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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY